UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2012

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31486 (Commission File Number)	06-1187536 (IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut (Address of principal executive offices)	06702 (Zip code)

Registrant’s telephone number, including area code: (203) 578-2202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 7, 2012, Webster Financial Corporation (“Webster”), Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P. (collectively, the “Selling Stockholders”), and Barclays Capital Inc. (the “Underwriter”) entered into an underwriting agreement (the “Underwriting Agreement”) pursuant to which the Selling Stockholders agreed to sell 10,000,000 shares of Webster’s common stock, $0.01 par value per share (the “Common Stock”), to the Underwriter. The transaction is expected to close on December 12, 2012.

The sale of the Common Stock by the Selling Stockholders is being made pursuant to Webster’s Registration Statement on Form S-3 (Registration No. 333-178642) (the “Registration Statement”), including a prospectus supplement dated December 7, 2012 to the prospectus contained therein dated December 20, 2011, filed by Webster with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

In addition, on December 6, 2012, Webster announced that its Board of Directors has authorized a $100 million common stock repurchase program under which shares may be repurchased from time to time in open market or privately negotiated transactions, subject to market conditions and other factors. In connection with the common stock repurchase program, Webster will purchase 2,518,891 shares of its common stock in the offering at a price per share equal to $19.85, the price per share being paid by the Underwriter to the Selling Stockholders.

Immediately following completion of the offering, the Selling Stockholders will beneficially own (including shares subject to warrants currently exercisable) approximately 13.6% of Webster’s outstanding Common Stock.

In connection with the public offering of the Common Stock, the following exhibits are filed herewith in order to be incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K) and (ii) the opinion of counsel with respect to the validity of the Common Stock being sold in the offering (Exhibit 5.1 to this Current Report on Form 8-K).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 7, 2012, by and among Webster Financial Corporation, Warburg Pincus Private Equity X, L.P., Warburg Pincus X Partners, L.P., and Barclays Capital Inc.

5.1	Legal Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: December 12, 2012	By:	/s/ Glenn I. MacInnes
	Name: Title:	Glenn I. MacInnes Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 7, 2012, by and among Webster Financial Corporation, Warburg Pincus Private Equity X, L.P., Warburg Pincus X Partners, L.P., and Barclays Capital Inc.

5.1	Legal Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included as part of Exhibit 5.1).